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                           NON-QUALIFIED STOCK OPTION
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          THIS STOCK OPTION is granted this 21st day of April, 1998, by DIAMOND
BRANDS INCORPORATED, a Minnesota corporation (the "Company") to John Young (the "Optionee").
                                  WITNESSETH:
                                  ----------

          WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its subsidiaries will be advanced by encouraging and enabling those employees of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of the business of the Company and its subsidiaries, to acquire or increase their proprietary interest in the Company, thus providing them with a more direct stake in its welfare and assuring a closer identification of their interests with those of the Company; and

          WHEREAS, the Board believes that the acquisition of such an interest in the Company will stimulate such employees and strengthen their desire to remain with the Company or one of its subsidiaries;

          NOW, THEREFORE, in consideration of the premises, the Company hereby grants this non-qualified stock option to the Optionee on the terms hereinafter expressed.

          1.   Option Grant.  The Company hereby grants to the Optionee an
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option to purchase 47,701 shares of Common Stock of the Company at an exercise price equal to $ 13.976 per share.

          2.   Time of Exercise.  This option may be exercised (in the manner
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provided in paragraph 3 hereof) in whole or in part, and from time to time after the date hereof, subject to paragraph 7 hereunder and the following limitations:

          (a) This option shall vest and become exercisable as to twenty-five percent (25%) of the shares subject to this option on the first anniversary of the date hereof and shall vest and become exercisable as to 1/36 of the shares subject to this option at the end of each month thereafter.

          (b) This option may not be exercised after 10 years from the date hereof.

          (c) Nothing in this option shall confer on the Optionee any right to continue in the employ of the Company or any of its subsidiaries or to interfere with the right of the Company or of such subsidiary to terminate the Optionee's employment at any time.

          (d) Any unvested portion of this option which, at the time of the death or disability of Optionee or at the time of any change in control (as defined below), is not yet fully vested shall automatically become fully vested in Optionee or his estate, as the case may be. For purposes of this section, the term "change in control" shall mean and refer to any change in the equityholders of the Company which results in the majority of the outstanding stock of the Company no longer being held by Seaver, Kent & Company, LLC or affiliates thereof, other than as a result of an initial public offering of the common stock of the Company.

          3.   Method of Exercise.  This option may be exercised only by 30
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days' written notice delivered to the Treasurer of the Company and accompanied by:
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          (a)  The full purchase price of the shares purchased payable by a certified or cashier's check payable to the order of the Company or such other form of consideration acceptable to the Board of Directors of the Company; and

          (b) Such other documents or representations (including without limitation representations as to the intention of the Optionee, or the purchaser under paragraph 4 below, to acquire the shares for investment) as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.

          4.    Non-Transferability; Death.  This option is not transferable by
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the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. If the Optionee dies while in the employ of the Company or one of its subsidiaries, this option may be exercised (but not later than 10 years from the date hereof) by his estate or the person to whom the option passes by will or the laws of descent and distribution, but only to the extent that the Optionee could have exercised this option on the date of his death.

          5.    Registration.  The Company shall not be required to issue or
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deliver any certificate for its Common Shares purchased upon the exercise of this option prior to the admission of such shares to listing on any stock exchange on which shares may at that time be listed. In the event of the exercise of this option with respect to any shares subject hereto, if other Common Shares of the Company are then listed, the Company shall make prompt application for such listing with respect to the shares acquired upon the exercise hereof. If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933, as amended, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of the Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until registration is effected or a prospectus is available.
The Company shall be under no obligation to register the shares deliverable upon exercise of this option unless it shall be advised by its counsel that such shares are required to be so registered. The Optionee shall have no interest in the shares covered by this option unless and until certificates for the shares are issued following the exercise of this option.

          6.    Withholding.  The Company shall have the right to require, prior
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to the issuance or delivery of any shares hereunder, payment by the Optionee of any federal, state or local income taxes required by law to be withheld upon the exercise of all or any part of this Option. The Company may, in its discretion and subject to such rules as it may adopt as are necessary to prevent the withholding from being subject to Section 16(b) of the Securities Exchange Act of 1934, permit the Optionee to satisfy any tax withholding obligation associated with the exercise of this option, in whole or in part, by electing to have the Company withhold from the shares otherwise deliverable as a result of such option exercise Common Shares having a value (based on their Fair Market Value on the date of delivery) equal to the amount required to be withheld.

          7.    Termination of Employment.  Upon termination of the Optionee's
                -------------------------
employment with the Company ("Termination"), all non-vested options granted hereunder shall be forfeited and all

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vested options granted hereunder shall only be exercisable for a period of thirty days following the Termination.

          8.   Subject to Stockholders Agreement.  Shares of Common Stock of the
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Company issued upon exercise of this option are subject to all of the terms and conditions set forth in the Stockholders Agreement dated as of April 21, 1998, by and between the Company, Seaver Kent - TPG Partners, L.P., Seaver Kent I Parallel, L.P., Naresh Nakra and the Stockholders named therein and Optionee.

                                *      *      *

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     IN WITNESS WHEREOF, the Company has caused this non-qualified stock option to be executed on the date first above written.

                                      DIAMOND BRANDS INCORPORATED

                                      By  /s/ Naresh K. Nakra
                                        ----------------------------------
                                      Its President
                                         ---------------------------------

ACCEPTED:



----------------
   OPTIONEE

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